                               AMENDMENT NO. 27 TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

     The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended.

WHEREAS, the parties desire to amend the Agreement to reflect the termination of Class B1 shares of AIM Floating Rate Fund.

1. Effective as of July 27, 2006, Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COUNSELOR SERIES TRUST
   AIM Advantage Health Sciences Fund -            Class A
                                                   Class C
   AIM Floating Rate Fund -                        Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
   AIM Multi-Sector Fund -                         Class A
                                                   Class C
                                                   Institutional Class
   AIM Structured Core Fund -                      Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Structured Growth Fund -                    Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
   AIM Structured Value Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
AIM EQUITY FUNDS
   AIM Capital Development Fund -                  Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class
   AIM Charter Fund - Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
   AIM Constellation Fund -                        Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
   AIM Diversified Dividend Fund -                 Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class
   AIM Large Cap Basic Value Fund -                Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class
   AIM Large Cap Growth Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class
   AIM Select Basic Value Fund -                   Class A
                                                   Class C
AIM FUNDS GROUP
   AIM Basic Balanced Fund -                       Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class
   AIM European Small Company Fund -               Class A
                                                   Class C
   AIM Global Value Fund -                         Class A
                                                   Class C

                                                   Institutional Class
   AIM International Small Company Fund -          Class A
                                                   Class C
                                                   Institutional Class
   AIM Mid Cap Basic Value Fund -                  Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
   AIM Select Equity Fund -                        Class A
                                                   Class C
   AIM Small Cap Equity Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
AIM GROWTH SERIES
   AIM Basic Value Fund -                          Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
   AIM Conservative Allocation Fund -              Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
   AIM Global Equity Fund -                        Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
   AIM Growth Allocation Fund -                    Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
   AIM Income Allocation Fund -                    Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
   AIM International Allocation Fund -             Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
   AIM Mid Cap Core Equity Fund -                  Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class

   AIM Moderate Allocation Fund -                  Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
   AIM Moderate Growth Allocation Fund -           Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
   AIM Moderately Conservative Allocation Fund -   Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
   AIM Small Cap Growth Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class
AIM INTERNATIONAL MUTUAL FUNDS
   AIM Asia Pacific Growth Fund -                  Class A
                                                   Class C
   AIM European Growth Fund -                      Class A
                                                   Class C
                                                   Class R
                                                   Investor Class
   AIM Global Aggressive Growth Fund -             Class A
                                                   Class C
   AIM Global Growth Fund -                        Class A
                                                   Class C
   AIM International Core Equity Fund -            Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class
   AIM International Growth Fund -                 Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
AIM INVESTMENT FUNDS
   AIM China Fund -                                Class A
                                                   Class C
                                                   Institutional Class
   AIM Developing Markets Fund -                   Class A
                                                   Class C
                                                   Institutional Class

   AIM Enhanced Short Bond Fund -                  Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
   AIM Global Health Care Fund -                   Class A
                                                   Class C
                                                   Investor Class
   AIM International Bond Fund -                   Class A
                                                   Class C
                                                   Institutional Class
   AIM Japan Fund -                                Class A
                                                   Class C
                                                   Institutional Class
   AIM Trimark Endeavor Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
   AIM Trimark Fund -                              Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
   AIM Trimark Small Companies Fund -              Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
AIM INVESTMENT SECURITIES FUNDS
   AIM Global Real Estate Fund -                   Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
   AIM High Yield Fund -                           Class A
                                                   Class C
                                                   Institutional Class
                                                   Investor Class
   AIM Income Fund -                               Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class
   AIM Intermediate Government Fund -              Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class

   AIM Limited Maturity Treasury Fund -            Class A
                                                   Class A3
                                                   Institutional Class
   AIM Money Market Fund -                         AIM Cash Reserve Shares
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class
   AIM Municipal Bond Fund -                       Class A
                                                   Class C
                                                   Investor Class
   AIM Real Estate Fund -                          Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class
   AIM Short Term Bond Fund -                      Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
   AIM Total Return Bond Fund -                    Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
AIM SECTOR FUNDS
   AIM Energy Fund -                               Class A
                                                   Class C
                                                   Institutional Class
                                                   Investor Class
   AIM Financial Services Fund -                   Class A
                                                   Class C
                                                   Investor Class
   AIM Gold & Precious Metals Fund -               Class A
                                                   Class C
                                                   Investor Class
   AIM Leisure Fund -                              Class A
                                                   Class C
                                                   Class R
                                                   Investor Class
   AIM Technology Fund -                           Class A
                                                   Class C
                                                   Institutional Class
                                                   Investor Class

   AIM Utilities Fund -                            Class A
                                                   Class C
                                                   Institutional Class
                                                   Investor Class
AIM SPECIAL OPPORTUNITIES FUNDS
   AIM Opportunities I Fund -                      Class A
                                                   Class C
   AIM Opportunities II Fund -                     Class A
                                                   Class C
   AIM Opportunities III Fund -                    Class A
                                                   Class C
AIM STOCK FUNDS
   AIM Dynamics Fund -                             Class A
                                                   Class C
                                                   Class R
                                                   Institutional Class
                                                   Investor Class
   AIM S&P 500 Index Fund -                        Institutional Class
                                                   Investor Class
AIM SUMMIT FUND                                    Class A
                                                   Class C
AIM TAX-EXEMPT FUNDS
   AIM High Income Municipal Fund -                Class A
                                                   Class C
   AIM Tax-Exempt Cash Fund -                      Class A
                                                   Investor Class
   AIM Tax-Free Intermediate Fund -                Class A
                                                   Class A3
                                                   Institutional Class
AIM TREASURER'S SERIES TRUST
   Premier Portfolio                               Investor Class
   Premier Tax-Exempt Portfolio                    Investor Class
   Premier U.S. Government Money Portfolio         Investor Class"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: July 27, 2006

                                        EACH FUND (LISTED ON SCHEDULE A) ON
                                        BEHALF OF THE SHARES OF EACH PORTFOLIO
                                        LISTED ON SCHEDULE A


                                        By: /s/ Robert H. Graham
                                            ------------------------------------
                                            Robert H. Graham
                                            President


                                        A I M DISTRIBUTORS, INC.


                                        By: /s/ Gene L. Needles
                                            ------------------------------------
                                            Gene L. Needles
                                            President